Prospectus supplement dated June 1, 2020
to the following prospectus(es):
Nationwide Advisory Retirement Income Annuity and Nationwide Advisory Retirement Income Annuity - New York prospectuses dated May 1, 2020
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1) The prospectus offers the following underlying mutual fund as an investment option under the contract. Effective May 1, 2020, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
ALPS Variable Investment Trust – ALPS/Red Rocks Listed Private Equity Portfolio: Class III	ALPS Variable Investment Trust – ALPS/Red Rocks Global Opportunity Portfolio: Class III
(2) The Condensed Financial Information in the prospectus is hereby deleted in its entirety and replaced with the following:Condensed Financial Information
The value of an Accumulation Unit is determined on the basis of changes in the per share value of the underlying mutual funds and the assessment of Variable Account charges which may vary from contract to contract (see Determining the Contract Value).
PROS-0410
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